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                                   EXHIBIT 11
                         CONSENT OF INDEPENDENT AUDITORS



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                          INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement (No. 333-935) of The Lou Holland Trust on Form N-1A of our report dated March 20, 1996, appearing in the Prospectus, which is part of this Registration Statement and to the reference to us under the heading "Independent Auditors" in such Prospectus.


/s/ Deloitte & Touche LLP

Chicago, Illinois

March 20, 1996